UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2012

CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 807-2640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 24, 2012.  The final voting results relating to the matters voted on at the 2012 annual meeting of stockholders are set forth below.

1.           The five persons nominated to serve as directors of the Company received the following number of votes and were elected as directors to serve a term expiring at the 2013 annual meeting of stockholders and until their successors are duly elected and qualified:

			BROKER
NAME	FOR	WITHHELD	NON-VOTES

Ronald H. Butler	3,122,084	1,194,594	1,557,539

David L. Kolb	3,122,084	1,194,594	1,557,539

Larry P. Kunz	3,117,084	1,199,594	1,557,539

Theodore L. Mullett	3,122,184	1,194,494	1,557,539

John D. Swift	3,122,184	1,194,494	1,557,539

2.           The appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012 was ratified by the following stockholder vote:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES

5,651,132	165,116	57,969	-0-

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012
CHROMCRAFT REVINGTON, INC.

By:	/s/ James M. La Neve
James M. La Neve
Vice President and
Chief Financial Officer